                                                                   EXHIBIT 10.17

                           SIXTH AMENDMENT AND WAIVER
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

     SIXTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated
as of October         , 1998 (this "Sixth Amendment"), to the Amended and
                                    ---------------
Restated Credit Agreement dated as of August 7, 1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997, the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998, the Fourth Amendment to the Amended and Restated Credit Agreement dated as of May 22, 1998 and the Fifth Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 14, 1998 (as so amended, the "Credit Agreement"), among Hollywood Theater
                                     ----------------
Holdings, Inc. (the "Parent"), Hollywood Theaters, Inc. (the "Company"), the
                     ------                                   -------
banks and other financial institutions parties thereto (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings
 -----                    ----
Association, as Administrative Agent for the Banks (the "Administrative Agent").
                                                         --------------------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, Parent and the Company have requested that the Administrative Agent and the Banks amend and waive certain terms and conditions under the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms defined in the Credit Agreement
               -------------
and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          2.   Amendments to Credit Agreement. (a) Section 1.1 of the Credit
               ------------------------------
Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical order:

          "Beacon Letter of Credit":  that letter of credit delivered by Beacon
           -----------------------
     pursuant to Subsection 2(d) of the Fifth Amendment, as amended or supplemented from time to time with the prior consent of the Administrative Agent.

          "Sixth Amendment":  that Sixth Amendment and waiver to Amended and
           ---------------
     Restated Credit Agreement among the Parent, the Company, the Administrative Agent and the Banks parties thereto.

          (b) Section 2.1 of the Credit Agreement is hereby amended by (i) omitting the date "October 31, 1998" in the last proviso thereof and substituting the date "December 15, 1998" therefor and (ii) by adding at the end thereof the following:

     "Consistent with the foregoing, the Beacon Letter of Credit delivered to Administrative Agent pursuant to the Fifth Amendment may be amended simultaneously with the execution and delivery of the Sixth Amendment in a manner satisfactory to Administrative Agent to provide that the Administrative Agent may not draw on the Beacon Letter of Credit due to failure of the Additional Equity Issuance to occur until on or after December 15, 1998"

          (c) Section 7.1(e) of the Credit Agreement is hereby amended by deleting Section 7.1(e) in its entirety and substituting therefore the following:

          "(e)  Minimum Consolidated Operating Cash Flow.  Commencing on the
                ----------------------------------------
     Third Amendment Effective Date and ending on December 15, 1998, at the end of any calendar month during such period of time, permit Consolidated Operating Cash Flow for prior twelve month period to be less than the amount set forth below for the corresponding period during which such fiscal quarter ends:

Period                            Minimum Consolidated
------                            --------------------
                                  Operating Cash Flow
                                  --------------------
Third Amendment Effective Date
  to March 31, 1998                       $ 13,000,000

April 1, 1998 to
June 30, 1998                             $ 16,000,000

July 1, 1998 to
December 15, 1998                         $17,000,000"

          (d) Section 7.6 of the Credit Agreement is hereby amended by adding at the end thereof the following:

          "(j) Unsecured Indebtedness owing to a Person or Persons and on terms and conditions satisfactory to each of Required Banks and the Administrative Agent in their sole and absolute discretion in the aggregate principal amount not to exceed $5,000,000 at any time outstanding."

          3.   Waivers.  The Administrative Agent and the Banks hereby grant the
               -------
following waivers on the following terms:

          (a) the provisions of subsection 2.7(d) hereby are waived beginning on the date hereof and ending at 11:59 p.m. on December 15, 1998 (the "Additional
                                                                    ----------
Equity Issuance Waiver Period") solely to permit the Additional Equity Issuance
-----------------------------
to be consummated on or prior to December 15, 1998, without a corresponding mandatory prepayment of the Loans and reduction of the Revolving Loan Commitments;

          (b) the provisions of the first sentence of subsection 4.3(f) are hereby waived until the end of the Additional Equity Issuance Waiver Period; provided, however, that if the Additional Equity Issuance shall not have
--------  -------
occurred prior to the end of the Additional Equity Issuance Waiver Period, the Parent shall affect a Required Equity Contribution within forty-five (45) days after the end of the Additional Equity Issuance Waiver Period in an amount not less than the aggregate amount of all Construction Advances in excess of $12,000,000 made from and after the Third Amendment Effective Date to and including the last day of the Additional Equity Issuance Waiver Period, and any failure of Parent to affect such Required Equity Contribution shall be an Event of Default;

          (c) the provisions of subsection 7.1(a), 7.1(b) and subsection 7.1(d) are hereby waived until the end of the Additional Equity Issuance Waiver Period, after which period of the foregoing waiver shall terminate and the provisions of subsection 7.1(a), 7.1(b) and 7.1(d) shall be reinstated with full force and effect.

          4.   Payment of Expenses.  The Company agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the negotiation, preparation and distribution of documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          5.   No Other Amendments; Confirmation.  Except as expressly amended,
               ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

          6.   Affirmation of Guarantees.  The Parent hereby consents to the
               -------------------------
execution and delivery of this Sixth Amendment and reaffirms its obligations under Article X of the Credit Agreement.

          7.   Counterparts.  This Sixth Amendment may be executed in any number
               ------------
of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          8.   GOVERNING LAW AND JURISDICTION.  THIS SIXTH AMENDMENT SHALL BE
               ------------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION IF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                HOLLYWOOD THEATER HOLDINGS, INC.


                                By: /s/ James R. Featherstone
                                   -----------------------------
                                     James R. Featherstone
                                     Vice President

                                HOLLYWOOD THEATERS, INC.


                                By: /s/ James R. Featherstone
                                   -----------------------------
                                     James R. Featherstone
                                     Vice President

                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as Administrative Agent and as a Bank


                                By: /s/ Carl F. Salas
                                   -----------------------------
                                     Carl F. Salas
                                     Vice President

                                THE BANK OF NOVA SCOTIA, as a Bank


                                By: /s/ Vincent J. Fitzgerald
                                   -----------------------------
                                Name: Vincent J. Fitzgerald, Jr.
                                Title: Authorized Signatory

                                BANK ONE TEXAS, N.A., as a Bank


                                By: /s/ Gina A. Norris
                                   -----------------------------
                                Name: Gina A. Norris
                                Title: Vice President

                                THE SUMITOMO BANK, LIMITED, as a Bank


                                By: /s/ H. W. Redding
                                   -----------------------------
                                Name: H. W. Redding
                                Title: Vice President and Manager


                                By: /s/ S. Marciniak
                                   -----------------------------
                                Name: S. Marciniak
                                Title: Vice President and Manager
                                       Operations